================================================================================

                             SUPPLEMENTAL AGREEMENT
                                       TO
                          CREDIT AND SECURITY AGREEMENT
                       DATED DECEMBER 13, 2001 AS AMENDED
                                     AND TO
                 UNSECURED CREDIT AGREEMENT DATED MARCH 8, 2002


                                 BY AND BETWEEN


                        BRITESMILE International Limited

                                       AND

                              CAP ADVISERS LIMITED


================================================================================

                            SUPPLEMENTAL AGREEMENT TO
                    CREDIT AND SECURITY AGREEMENT AS AMENDED
                        AND TO UNSECURED CREDIT AGREEMENT


                               Dated July 19, 2002

     BRITESMILE INTERNATIONAL LIMITED an Irish company with company registration no. 306119 and registered office at 36 Fitzwilliam Place, Dublin 2, Ireland (the "Borrower"), and CAP ADVISERS LIMITED an English company with company registration no. 2147486 acting through its Dublin branch at 36 Fitzwilliam Place, Dublin 2, Ireland (the "Lender"), hereby agree that this Agreement is supplemental to a Credit and Security Agreement dated December 13, 2001 between Borrower and Lender as supplemented and amended by a Supplemental Agreement between them dated March 8, 2002 (together the "Principal Agreement") and to an Unsecured Credit Agreement dated March 8, 2002 between Borrower and Lender (the "Unsecured Credit Agreement") and that they wish to amend the Principal Agreement and to terminate the Unsecured Credit Agreement in the manner and to the extent hereinafter provided

     IT IS AGREED, in consideration of the premises and of the mutual agreements contained in this Agreement and other good consideration, as follows:-

     1. Defined terms used in this Agreement shall have the same meanings as defined terms in the Principal Agreement, except that "this Agreement" as used herein shall refer to this Supplemental Agreement and not to the Principal Agreement, and except as specifically provided in clause 3 below.

     2. With effect on and from the date hereof, the Principal Agreement shall be amended as follows:-

          (a) by deleting the definition of "Borrowing Base" in section 1.1 thereof and substituting therefor the following new definition:-

                  "Borrowing Base" means the Maximum Line.

          (b) by deleting the definition of "Maturity Date" in section 1.1 thereof and substituting therefor the following new definition:-

                  "Maturity Date" means [25 July] 2005.

          (c) by deleting the definition of "Maximum Line" in section 1.1 thereof and substituting therefor the following new definition:-

               "Maximum   Line"  means  Five  Million   United  States   Dollars
          (US$5,000,000).

          (d) by deleting the definition of "Obligations" in section 1.1 thereof and substituting therefor the following new definition:-

               "Obligations" means each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including all indebtedness of the Borrower arising under any Credit Document or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

          (e) by deleting section 2.2(b) and substituting therefor the following new section 2.2(b):-

               Disbursement. Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall disburse the proceeds of the requested Advance by crediting the same to the Borrower's account in the name of BRITESMILE INTERNATIONAL No. 0081803161 at the bank of Hawaii, P.O. Box 2900 Honolulu, HI 96846, USA Routing No. 121301028, unless the Lender and the Borrower shall agree in writing to another manner of disbursement.

          (f) by deleting section 2.9 and substituting therefor the following new section 2.9:-

               Section 2.9 Use of Proceeds. The Borrower shall use the proceeds of Advances for its general business purposes.

          (g) by deleting Exhibit A thereto and substituting therefor the new Exhibit A in the Schedule hereto.

     3. With effect on and from the date hereof, the Unsecured Credit Agreement shall be terminated by mutual agreement and all Advances (as defined therein) outstanding thereunder, together with accrued interest, shall be deemed to be Advances borrowed and interest accrued under the Principal Agreement as amended hereby.

     4. The Borrower represents and warrants to the Lender that the execution, delivery and performance by the Borrower of this Agreement and the borrowings from time to time under the Loan Documents, including this Agreement, have been duly authorised by all necessary corporate action, including the board of directors of the Borrower and the board of directors, or executive committee of the board of directors, of BriteSmile Inc, the parent company of the Borrower and do not and will not (i) require any further consent or approval of the shareholders in the Borrower; (ii) require any authorisation, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorisation, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof or in the case of any necessary registration at the Irish Companies Registry and the Irish Revenue Commissioners, that will be effected within 21 days; (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than the Security Interest) upon of with respect to any of the properties now owned or hereafter acquired by the Borrower.

     5. This Agreement and the Principal Agreement shall be read and construed as one agreement. Save as expressly amended by this Agreement the Principal Agreement shall remain in full force and effect.

     6. This Agreement shall be governed by and construed in accordance with English law. Each of the parties hereto hereby (i) consents to the jurisdiction of the Irish Courts in connection with any controversy related to this Agreement; (ii) waives any argument that venue in any such forum is not convenient and (iii) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other manner provided by law.

                                  THE SCHEDULE

                   EXHIBIT A TO CREDIT AND SECURITY AGREEMENT

                  [BRITESMILE INTERNATIONAL LIMITED LETTERHEAD]

To:                      CAP Advisers Limited
                         Dublin Branch
                         36 Fitzwilliam Place
                         Dublin 2
                         Ireland

Telecopier:
Attention:


We refer to that certain Credit and Security Agreement dated December 13, 2001 (as amended or modified to date, the "Credit Agreement") by and between Britesmile International Limited and CAP Advisers Limited Dublin branch. Capitalised terms used herein but not otherwise defined shall have the same meanings assigned to them in the Credit Agreement.

Pursuant to Section 2.2(a) of the Credit Agreement, we hereby request or confirm our request for an Advance on the date, of the type(s) and in the amount(s) specified below.

Amount of Advance (US$)           Date of Borrowing




                                       BRITESMILE INTERNATIONAL LIMITED

                                       By:......................................
                                       .........................................
                                       Its:.....................................

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized on the date first above written.

36 Fitzwilliam Place                   BRITESMILE INTERNATIONAL LIMITED
Dublin 2,                              By: /s/ Brian Delaney
Ireland                                Name: Brian Delaney
Telecopier:                            Its: Director
Attention:


36 Fitzwilliam Place                   CAP ADVISERS LIMITED
Dublin 2                               Dublin Branch
Ireland                                By: /s/ Susan Looby
Telecopier:                            Name: Susan Looby
Attention:                             Its: Group Financial Director